SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Enhanced Commodity Strategy Fund

Effective December 15, 2010, the following person is added to the portfolio management team, as reflected in the ”MANAGEMENT” section of the fund’s prospectus.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

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Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

■	Head of US Loan Portfolio Management, High Yield Strategies: New York.

■	BA from State University of New York, Albany; MBA from Pace University.

Please Retain This Supplement for Future Reference
December 14, 2010 PROSTKR–12